PGIM, Inc. and the Noteholders signatory hereto
c/o Prudential Private Capital
2029 Century Park East, Suite 860
Los Angeles, CA 90067

As of December 17, 2024
Alexander & Baldwin, LLC
Alexander & Baldwin, LLC, Series R
Alexander & Baldwin, LLC, Series T
Alexander & Baldwin, LLC, Series M
Alexander & Baldwin, Inc.
822 Bishop Street
Honolulu, Hawaii 96801-3440
Re:    First Amendment to Third Amended and Restated Note Purchase and Private Shelf Agreement
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 15, 2024 (as amended or otherwise modified from time to time, the “Agreement”), by and among Alexander & Baldwin, LLC, a Delaware limited liability company, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, Alexander & Baldwin, LLC, Series M, any other LLC Series which hereafter becomes party to the Agreement pursuant to the requirements of paragraph 5G thereof, Alexander & Baldwin, Inc., a Hawaii corporation, and the other Persons which are or hereafter become Guarantors, Prudential and each Prudential Affiliate that is or may become bound by certain provisions thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.
1.    Amendments to Agreement. Pursuant to the provisions of paragraph 12C of the Agreement, and subject to the terms and conditions of this letter agreement, the undersigned holders of Notes (the “Noteholders”), the Company and Holdings hereby agree that the Agreement is hereby amended, as follows:
1.1    Each reference to “sixteen years” in paragraph 1D is deleted and replaced with “twelve years”; and each reference to “16 years” in Exhibit A-2 (Form of Shelf Note) and Exhibit B (Form of Request for Purchase) or in the footnotes to each such Exhibit are deleted and replaced with “12 years”.
1.2    Paragraph 5A is modified by: (i) inserting the words “lender to or” in clause (v) thereof immediately after the reference to “copies of any certificate, statement or report furnished to any other” and immediately before the reference to “holder of the debt securities of Holdings or the Company”; and (ii) deleting the reference to
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“paragraphs 6A(1), 6A(2), 6A(3), 6A(4), 6A(5), 6A(6), 6B(2)(iii), 6B(2)(iv), 6B(3)(iv) and 6B(3)(v)” set forth in the flush language immediately following clause (vi) thereof, and replacing such reference with “paragraphs 6A(1), 6A(2), 6A(3), 6A(4), 6A(5) and 6A(6).”
1.3    Paragraph 6A(1) is amended and restated, as follows
“6A(1).    Minimum Consolidated Shareholders’ Equity. The Consolidated Shareholders’ Equity at any time to be less than the sum of (i) $751,050,000, plus (ii) 75% of the net proceeds received from issuances of Holdings’ Equity Interests after June 30, 2024.”
1.4    Paragraph 6B(2) is deleted and replaced with “[Intentionally Omitted].”
1.5    Paragraph 6B(3) is amended and restated, as follows:
“6B(3).    Merger and Sale of Assets. Merge with or into or consolidate with any other Person or sell, lease, transfer or otherwise dispose of its assets (including, in each case, pursuant to a Division), except that so long as no Default under paragraph 5I would result therefrom:
(i)any Subsidiary may merge with the Company, so long as the Company is the surviving Person;
(ii)any Subsidiary may merge with another Subsidiary, or sell, lease, transfer or otherwise dispose of its assets to a Subsidiary of Holdings;
(iii)any Subsidiary of Holdings may sell, exchange, lease, transfer or otherwise dispose of assets (other than Undeveloped Land) in the ordinary course of business;
(iv)any Subsidiary of Holdings may (A) engage in Code § 1031 like-kind exchanges with respect to Undeveloped Land, and (B) sell, lease, transfer or otherwise dispose of Undeveloped Land to (1) any Subsidiary of Holdings, or (2) a Person which is not (and after giving effect thereto will not be) a Subsidiary, solely in exchange for an equity interest in such Person (unless at the time thereof the intention was that such Person would sell such land in its undeveloped state or that any proceeds would be received on or with respect to such equity interest prior to the time such land is developed for commercial or residential purposes);
(v)any Subsidiary of Holdings may sell, exchange, lease, transfer or otherwise dispose of any other assets so long as no Default or Event of Default exists or would exist immediately after giving effect to such sale, exchange, lease, transfer or other disposition; and
(vi)any Borrower (as defined in the Bank Credit Agreement) may merge or consolidate with another corporation or other Person if (A) such Borrower will be the continuing or surviving entity and (B) no Default or Event of Default would exist immediately after giving effect to such merger or consolidation.

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The foregoing paragraph 6B(3) shall not prohibit dispositions of margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States of America) that is held as treasury stock by Holdings.”
1.6    Paragraph 10B is modified to amend and restate the following existing defined terms, as follows:
““Adjusted EBITDA” means Consolidated Net Income Before Taxes (for the avoidance of doubt, before deduction for non-controlling interests in any Subsidiary of Holdings) for the period of four consecutive fiscal quarters ended on any date of determination plus, to the extent deducted in the calculation thereof, (i) Consolidated Interest Expense, (ii) depreciation and amortization expenses, (iii) all other non-cash expenses and other charges, (iv) any gains or losses resulting from the disposition of any asset of Holdings or any Subsidiary outside of the ordinary course of business, including any net loss from discontinued operations and any net loss on the disposal of discontinued operation, (v) fees, expenses, premiums and other charges in connection with the issuance, the issuance of Equity Interests, any refinancing transaction, any amendment or other modification of any debt instrument, the making of any acquisition or any disposition (other than a disposition of an asset in the ordinary course of business), in each case whether or not consummated, (vi) any income or gain and any loss or expense in each case resulting from early extinguishment of Debt, and (vii) any income or gain or any expense or loss resulting from a Swap Contract (as such term is defined in the Bank Credit Agreement), including by virtue of a termination thereof; provided that Adjusted EBITDA shall exclude non-cash gains or losses resulting from the write-up or write-down of assets.
“Applicable Cap Rates” means (i) 6.00% for industrial Investment Properties (including Leased Non-Agricultural Land), (ii) 6.50% for retail Investment Properties(including Leased Non-Agricultural Land), and (iii) 6.75% for office Investment Properties (including Leased Non-Agricultural Land).
“Bank Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of October 17, 2024, by and among the Company and the other Borrowers (as defined therein), as the borrowers, the Guarantors (as defined therein), Bank of America, N.A., as agent, and the other lenders and financial institutions party thereto, as the same may be amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.
“Consolidated Net Income” means, for any period of determination, the net income or loss (excluding extraordinary gains or losses) of Holdings and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP.
“Investment Properties” means developed real estate investment properties located in the State of Hawaii or the continental United States and owned in fee by Holdings or its Subsidiaries, but excluding Development Real Properties, Agricultural Land (whether leased to third parties or operated by Holdings or any of its Subsidiaries) and Leased Non-Agricultural Land.

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“Leased Non-Agricultural Land” means land owned in fee by Holdings or its Subsidiaries, other than Agricultural Land, located in the State of Hawaii or the continental United States and leased to Third Parties in which none of Holdings or its Subsidiaries has an ownership interest on arms’-length terms.
“Total Adjusted Asset Value” means, at any date of determination thereof, without duplication, (a) cash and cash equivalents of Holdings and its Subsidiaries, plus (b) NOI from Investment Properties divided by the Applicable Cap Rates, plus (c) NOI from Leased Non-Agricultural Land divided by the Applicable Cap Rates, plus (d) the book value (net of impairments) of Agricultural Land, plus (e) the book value (net of impairments) of Development Real Properties owned by Holdings or any of its Subsidiaries, or by any other entity (other than a Subsidiary) in which Holdings or any of its Subsidiaries owns an Equity Interest (an “Unconsolidated Joint Venture Entity”), to be included in the determination of “Total Adjusted Asset Value” in an amount (i) in the case of Development Real Properties owned by Holdings or any of its Subsidiaries, equal to such book value (provided that with respect to any Subsidiary of the Company (or any LLC Series thereof) that is not wholly-owned, directly or indirectly, by the Company (or any LLC Series thereof) (a “Consolidated Joint Venture Entity”), such book value shall be decreased by an amount equal to the noncontrolling interest in such Consolidated Joint Venture Entity as reflected on the most recent consolidated balance sheet of Holdings required to be delivered pursuant to paragraph 5A(i) or (ii)), and (ii) in the case of Development Real Properties owned by an Unconsolidated Joint Venture Entity, equal to the book value (net of impairments) of Holdings’ direct or indirect investment in such Unconsolidated Joint Venture Entity, provided that the aggregate amount under this clause (e) shall not contribute more than 30% of Total Adjusted Asset Value plus (f) the book value (net of impairments) of all assets of Holdings and its Subsidiaries not included in clauses (a) through (e) above.
Notwithstanding anything to the contrary in the foregoing portions of this definition or in the final paragraph of paragraph 6A (immediately preceding paragraph 6B), any asset or Person (together with such Person’s Subsidiaries) acquired by Holdings or any of its Subsidiaries, for purpose of determining the “Total Adjusted Asset Value,” shall be valued at book value (net of impairments) during the period from the consummation of such acquisition until the last day of the first four full fiscal quarters occurring after the consummation of such acquisition.
“Undeveloped Land” means (i) land owned in fee by the Company or any Subsidiary as of December 31, 2023 which at the time of determination has not been developed for commercial or residential purposes, (ii) land acquired by the Company or any Subsidiary subsequent to December 31, 2023 pursuant to a Code section 1031 like-kind exchange (in exchange for land described in clause (i) or (ii) of this definition) which at the time of determination has not been developed for commercial or residential purposes, or (iii) capital stock or other equity interests of a Subsidiary which owns as its principal asset, directly or indirectly, Undeveloped Land described in clause (i) or (ii) of this definition.

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“Unencumbered EBITDA” means, for any period, with respect to Holdings and its Subsidiaries on a consolidated basis, without duplication, Adjusted EBITDA derived from (a) Unencumbered Investment Properties, (b) Unencumbered Leased Agricultural Land, and (c) other Adjusted EBITDA generated from any other unencumbered assets of Holdings and its Subsidiaries.
“Unencumbered Income Producing Assets Value” means, at any time of determination thereof, without duplication, the sum of (a) Unrestricted Cash, plus (b) the NOI from Unencumbered Investment Properties divided by the Applicable Cap Rates, plus (c) the NOI from Unencumbered Leased Non-Agricultural Land divided by the Applicable Cap Rates, plus (d) the net book value (net of impairments) of Agricultural Land, provided that the aggregate of the net book value of the assets described in this clause (d) shall not exceed $250,000, plus (e) the net book value (i.e., the book value net of liabilities, whether secured or unsecured) of Development Real Properties owned by Holdings or any of its Subsidiaries, to be included in the determination of “Unencumbered Income Producing Assets Value” in an amount, in the case of Development Real Properties owned by Holdings or any of its Subsidiaries, equal to such net book value (provided that with respect to any Consolidated Joint Venture Entity, such book value shall be decreased by an amount equal to the noncontrolling interest in such Consolidated Joint Venture Entity as reflected on the most recent consolidated balance sheet of Holdings required to be delivered pursuant to paragraph 5A(i) or (ii)), provided that the aggregate of the net book value of the assets described in this clause (e) shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 15% or less of the Unencumbered Income Producing Assets Value, plus (f) the book value of notes receivable secured by first mortgages held directly by Holdings or its Subsidiaries from Persons other than Holdings or any of its Subsidiaries, and the book value of mezzanine equity investments held directly by Holdings or its Subsidiaries in other Persons (but without duplication of the immediately preceding clause (e)), provided that the aggregate book value of such notes receivable and mezzanine investments shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 10% or less of the Unencumbered Income Producing Assets Value, provided further that the aggregate of the net book value and the book value (as applicable) of the assets described in the immediately preceding clauses (e) and (f) shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 20% or less of the Unencumbered Income Producing Assets Value, plus (g) the book value (net of impairments) of all other unencumbered assets of Holdings and its Subsidiaries not included in clauses (a) through (f) above, provided that (I) the aggregate book value of such other unencumbered assets shall be included in the determination of Unencumbered Income Producing Assets Value only to the extent it comprises 10% or less of the Unencumbered Income Producing Assets Value, and (II) the portion of Unencumbered Income Producing Assets Value derived from clauses (d) through (g) of this definition shall not exceed 20% of the total amount of the Unencumbered Income Producing Assets Value.
Notwithstanding anything to the contrary in the foregoing portions of this definition or in the final paragraph of paragraph 6A (immediately preceding

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paragraph 6B), any asset or Person (together with such Person’s Subsidiaries) acquired by Holdings or any of its Subsidiaries, for purpose of determining the “Unencumbered Income Producing Assets Value,” shall be valued at net book value (net of impairments) during the period from the consummation of such acquisition until the last day of the first four full fiscal quarters occurring after the consummation of such acquisition.”
1.7    Paragraph 10B is modified to delete the following defined terms: “Triggering Event”, “Unencumbered Agricultural Division Assets” and “Unencumbered Agricultural Land.”
2.    Limitation of Modifications. The modifications effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification. Except as expressly set forth in this letter agreement, each of the Agreement and the documents related to the Agreement shall continue in full force and effect. The parties hereto acknowledge and agree that this letter agreement constitutes a Transaction Document.
3.    Representations and Warranties. Each of Holdings and the Company hereby represents and warrants as follows: (i) No Default or Event of Default has occurred and is continuing (both immediately before and immediately after giving effect to the effectiveness of this letter agreement); (ii) each Credit Party’s entering into and performance of the Agreement, as modified by this letter agreement, has been duly authorized by all necessary limited liability company or corporate (as applicable) and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of each of the Credit Parties, enforceable against such Person in accordance with its respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and (iv) immediately after giving effect to this letter agreement, each of the representations and warranties of each of the Company and Holdings set forth in the Agreement is true and correct in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations and warranties shall be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true and correct in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations shall be true and correct in all respects) as of such other date).

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4.    Effectiveness.    This letter agreement shall become effective on the date on which:
(a)    the Noteholders shall have received a fully executed counterpart of this letter agreement from each Credit Party; and
(b)    the Company shall have paid Vedder Price P.C. its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.
5.    Miscellaneous.
(a)    This letter agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The parties hereto agree to electronic contracting and signatures with respect to this letter agreement. Delivery of an electronic signature to, or a signed copy of, this letter agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.
(b)    This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
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If you are in agreement with the foregoing, please sign this letter agreement in the space indicated below whereupon, subject to the conditions expressed herein, it shall become a binding agreement among each party named as a signatory hereto.
Sincerely,

PGIM, INC.
By: /s/Adolfo Cabrera
Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a holder of the Series AX Notes, the sole holder of the Series BX Notes, the sole holder of the Series CX Notes, a holder of the Series G Notes, a holder of the Series H Notes, the sole holder of the Series I Notes, a holder of the Series J Notes, a holder of the Series K Notes and a holder of the Series L Notes, and as the sole Series M Notes Purchaser

By: PGIM, Inc., as investment manager

By: /s/Adolfo Cabrera
Vice President
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a holder of the Series AX Notes, a holder of the Series J Notes, a holder of the Series K Notes and a holder of the Series L Notes
By:    PGIM, Inc., as investment manager

By: /s/Adolfo Cabrera
Vice President
THE GIBRALTAR LIFE INSURANCE CO., LTD., as a holder of the Series AX Notes, a holder of the Series F Notes, a holder of the Series G Notes, a holder of the Series H Notes, a holder of the Series J Notes, a holder of the Series K Notes and a holder of the Series L Notes
By:    PGIM Investment Management (Japan), Inc.,
as Investment Manager
By:    PGIM, Inc.,
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
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THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD., as a holder of the Series AX Notes and a holder of the Series H Notes
By:    PGIM Investment Management Japan Co., Inc.,
as Investment Manager
By:    PGIM, Inc.,
As Sub-Adviser

By: /s/Adolfo Cabrera
Vice President
FARMERS INSURANCE EXCHANGE, as a holder of the Series J Notes, the Series K Notes and the Series L Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
MID CENTURY INSURANCE COMPANY, as a holder of the Series J Notes, the Series K Notes and the Series L Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a holder of the Series J Notes, the Series K Notes and the Series L Notes By: PGIM, Inc., as investment manager
By: /s/Adolfo Cabrera
Vice President
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FARMERS NEW WORLD LIFE INSURANCE COMPANY, as a holder of the Series J Notes, the Series K Notes and the Series L Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY, as a holder of the Series F Notes By: PGIM, Inc., as investment manager
By: /s/Adolfo Cabrera
Vice President
UNITED OF OMAHA LIFE INSURANCE COMPANY, as a holder of the Series F Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
COMPANION LIFE INSURANCE COMPANY, as a holder of the Series F Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
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MTL INSURANCE COMPANY, as a holder of the Series F Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
PHYSICIANS MUTUAL INSURANCE COMPANY, as a holder of the Series F Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President
PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as a holder of the Series G Notes By: PGIM, Inc., as investment manager
By: /s/Adolfo Cabrera
Vice President
ZURICH AMERICAN LIFE INSURANCE, as a holder of the Series G Notes
By:    PGIM Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By:    PGIM Private Placement Investors, Inc. (its General Partner)
as Sub-Advisor

By: /s/Adolfo Cabrera
Vice President

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Accepted and agreed to as of the date first appearing above:

Alexander & Baldwin, LLC

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President & Chief Executive Officer

/s/ Clayton K.Y. Chun
By:	Clayton K.Y. Chun
Its:	Chief Financial Officer and Treasurer

Alexander & Baldwin, LLC, SERIES R

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President & Chief Executive Officer

/s/ Clayton K.Y. Chun
By:	Clayton K.Y. Chun
Its:	Chief Financial Officer and Treasurer

Alexander & Baldwin, LLC, SERIES T

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President & Chief Executive Officer

/s/ Clayton K.Y. Chun
By:	Clayton K.Y. Chun
Its:	Chief Financial Officer and Treasurer

Alexander & Baldwin, LLC, SERIES M

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President, CEO, Secretary & Treasurer

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Alexander & Baldwin, Inc.

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President & Chief Executive Officer

/s/ Clayton K.Y. Chun
By:	Clayton K.Y. Chun
Its:	Exec. Vice President, Chief Financial Officer & Treasurer

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Each of the Guarantors hereby (a) consents to the amendments and other modification effected by this letter agreement and the other transactions contemplated hereby, (b) reaffirms its obligations under the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations, and (c) reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the respective obligations of the Company and Holdings under the Agreement and the Notes.
Alexander & Baldwin, Inc.

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President & Chief Executive Officer

/s/ Clayton K.Y. Chun
By:	Clayton K.Y. Chun
Its:	Exec. Vice President, Chief Financial Officer & Treasurer

Alexander & Baldwin Investments, LLC
By: Alexander & Baldwin, Inc., as its manager

/s/ Lance K. Parker
By:	Lance K. Parker
Its:	President & Chief Executive Officer

/s/ Clayton K.Y. Chun
By:	Clayton K.Y. Chun
Its:	Exec. Vice President, Chief Financial Officer & Treasurer

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